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                                                                      EXHIBIT d.

                              [LOGO APPEARS HERE]

                       AIM SELECT REAL ESTATE INCOME FUND
               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                COMMON SHARES
                                                             BENEFICIAL INTEREST

 NUMBER                                                             SHARES
BI [    ]                                                           [    ]

THIS CERTIFICATE IS TRANSFERABLE                         CUSIP 00888R 10 7
 IN CANTON, MA AND NEW YORK, NY              SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT




is the owner of

                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF
           BENEFICIAL INTEREST, WITH PAR VALUE OF $0.001 PER SHARE OF

AIM Select Real Estate Income Fund (the "Trust"), transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust each as from time to time amended (copies of which are on file at the principal office of the trust) to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

[SEAL OF       Dated:
THE FUND]

/s/ CAROL F. RELIHAN                          /s/ ROBERT H. GRAHAM
     Secretary                                      President

                           AMERICAN BANK NOTE COMPANY

Countersigned and Registered:
                         EQUISERVE TRUST COMPANY, N.A.
                                                                  Transfer Agent
By                                                                 and Registrar

                                                            Authorized Signature


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ________  Custodian ________
TEN ENT -- as tenants by the entireties                                 (Cust)              (Minor)
JT TEN  -- as joint tenants with right                                 under Uniform Gifts to Minors Act
           of survivorship and not as
           tenants in common                                           _________________________________
                                                                                    (State)

    Additional abbreviation may also be used though not in the above list.

    For value received, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
________________________________________________________________________________

________________________________________________________________________________
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_______________________________________________________________ Common Shares
of Beneficial Interest, represented by the within certificate , and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated, __________________________________

                                              X:________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of the certificate in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatever.

Signature(s) Guaranteed:


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings association and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guarantee with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion.

     The Trust will furnish to any shareholder upon request and without charge a full statement of the designations and any preferences, limitations as to dividends, qualifications, terms and conditions of redemption of the shares of each class which the Trust is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Trustees to set the relative rights and preferences of each series.